EXHIBIT 32.2
CERTIFICATION
     In connection with the quarterly report of Xponential, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert W. Schleizer, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. The information contained in this Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: November 13, 2006	s/ Robert W. Schleizer

Robert W. Schleizer
Executive Vice President and Chief
Financial Officer